UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2004

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas Avenue
Suite 3100
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

99.1*             Press Release dated March 26, 2004.

* Furnished Herewith

ITEM 12. Results of Operations and Financial Conditions

The information included in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 26, 2004, Cheniere Energy, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the fiscal year ended December 31, 2003. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: March 30, 2004	By:	/s/ Don A. Turkleson

Name: Don A. Turkleson Title: Chief Financial Officer